                                                                    Exhibit 24.1


                              POWER OF ATTORNEY FOR
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.
                             -----------------------

         Pursuant to the requirements of the Securities Act of 1933, the undersigned officers and/or directors of Abercrombie & Fitch Co., a Delaware corporation (the "Company"), hereby appoint Seth R. Johnson as attorney-in-fact with full power of substitution and resubstitution to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-8 for the registration of 5,000,000 shares of the Company's Class A Common Stock and related Series A Participating Cumulative Preferred Stock Purchase Rights for offering under the Abercrombie & Fitch Co. 1996 Stock Option and Performance Incentive Plan (1998 Restatement), as amended (the "Registration Statement") and any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, and hereby grants unto said attorney-in-fact and agent, and substitute or substitutes, the full power and authority to do and perform each and every act and thing required to be done, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that the attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signatures                         Title                                Date
----------                         -----                                ----
                                   Chairman of the Board                June 17, 1999
/s/ Michael S. Jeffries            and Chief Executive Officer
-----------------------------      (Principal Executive Officer)
Michael S. Jeffries
                                                                        June 17, 1999
/s/ George Foos                    Director
-----------------------------
George Foos
                                                                        June 17, 1999
/s/ Russell M. Gertmenian          Director
-----------------------------
Russell M. Gertmenian
                                                                        June 17, 1999
/s/ John A. Golden                 Director
-----------------------------
John A. Golden
                                                                        June 17, 1999
/s/ John W. Kessler                Director
-----------------------------
John W. Kessler
                                                                        June 17, 1999
/s/ Sam N. Shahid, Jr.             Director
-----------------------------
Sam N. Shahid, Jr.